UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

AMERICAN MEDIA OPERATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; Item 8.01 Other Events

On September 12, 2008, American Media Operations, Inc. (the “Company”) will host a conference call to update the holders of its senior subordinated notes with respect to its business. As part of this conference call, the Company will discuss its financial results for certain completed financial periods and certain other financial information regarding the Company. The slides that will be used by the Company in conjunction with the conference call will be available at www.americanmediainc.com/slides until 3:00 p.m. on Friday, September 19, 2008. A copy of certain slides relating to such information from the presentation for the conference call is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K (including Exhibit 99.1) is being filed for purposes of the Securities Exchange Act of 1934 (including Section 18 thereof).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	A copy of certain slides relating to the financial results of the Company for certain completed financial periods and certain other financial information regarding the Company from the presentation for the conference call with holders of the Company’s senior subordinated notes on September 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

Date: September 12, 2008	By:	/s/ Dean D. Durbin
	Name:	Dean D. Durbin
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1

A copy of certain slides relating to the financial results of the Company for certain completed financial periods and certain other financial information regarding the Company from the presentation for the conference call with holders of the Company’s senior subordinated notes on September 12, 2008.

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